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                                                                    EXHIBIT 23.2
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                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

     As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our report dated January 30, 1998.



/s/ ARTHUR ANDERSEN LLP

San Francisco, California
June 30, 1998